UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 13, 2021

CEN BIOTECH, INC.

(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55557	-
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300-3295 Quality Way

Windsor, Ontario

Canada

N8T 3R9

(Address of principal executive offices, including zip code)

(519) 419-4958

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

☑

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.         Entry into a Material Definitive Agreement

On July 13, 2021, CEN Biotech, Inc., an Ontario, Canada corporation (the “Company”) entered into a Restricted Stock Agreement (the “RSA”) under the Company’s 2021 Equity Compensation Plan (the “Plan”) with Patrick Carl Keane. Pursuant to the RSA, the Company granted Mr. Keane 200,000 restricted shares of the Company’s common stock under the Plan to vest immediately on the grant date. The description of the RSA does not purport to be complete and is qualified in its entirety by the full text of the RSA, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

On July 13, 2021, the Company entered into a Restricted Stock Agreement under the Plan with Daniel William Scott (the “Scott RSA”). Pursuant to the Scott RSA, the Company granted Mr. Scott 300,000 restricted shares of the Company’s common stock under the Plan to vest immediately on the grant date. The description of the Scott RSA does not purport to be complete and is qualified in its entirety by the full text of the Scott RSA, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.02. The issuance described in Item 1.01 are exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), in reliance upon exemptions from the registration requirements of the Act in transactions not involving a public offering.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1 10.2	Restricted Stock Agreement between CEN Biotech, Inc. and Patrick Carl Keane. Restricted Stock Agreement between CEN Biotech, Inc. and Daniel William Scott.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CEN Biotech, Inc.

Date: July 16, 2021	By:	/s/ Bahige Chaaban
Bahige Chaaban
Chief Executive Officer (principal executive officer)